As filed with the Securities and Exchange Commission on January 13, 2006
Registration No. 333-129780

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2
to
Form S-1
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
Sterling Construction Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1600	25-1655321
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
20810 Fernbush Lane
Houston, Texas 77073
(281) 821-9091
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
Patrick T. Manning
Chief Executive Officer
20810 Fernbush Lane
Houston, Texas 77073
(281) 821-9091
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)
With a copy to:

Geoffrey K. Walker Meredith S. Mouer Andrews Kurth LLP 600 Travis, Suite 4200 Houston, Texas 77002 Telephone: (713) 220-4757 Facsimile: (713) 238-7433	Christopher J. Voss John D. Kauffman Stoel Rives LLP 600 University St., Suite 3600 Seattle, Washington 98101 Telephone: (206) 624-0900 Facsimile: (206) 386-7500
      Approximate date of commencement of proposed sale to the public: As soon as practicable on or after the effective date of this Registration Statement.
      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.     ☐
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
      This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-129780) of Sterling Construction Company, Inc. is being filed solely to amend Item 16(a) of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 2 does not modify any provision of the Prospectus constituting Part I of the Registration Statement. Accordingly, the Prospectus has not been included in this Amendment No. 2.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.
      The following table sets forth the costs and expenses to be paid by us in connection with the sale of the shares of common stock being registered hereby. All amounts are estimates except for the SEC registration fee, the NASD filing fee and the Nasdaq listing fee.

Securities and Exchange Commission registration fee	$4,567
NASD filing fee	4,383
Nasdaq listing fee	—
Accounting fees and expenses	83,000
Legal fees and expenses	400,000
Printing and engraving expenses	35,000
Transfer agent and registrar fees and expenses	10,000
Unallocated underwriters’ expenses	100,000
Other	130,500

Total	$767,450

Item 14.	Indemnification of Directors and Officers.
      We are a Delaware corporation. Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity under certain circumstances to directors, officers employees or agents in connection with actions, suits or proceedings, by reason of the fact that the person is or was a director, officer, employee or agent, against expenses and liabilities incurred in such actions, suits or proceedings so long as they acted in good faith and in a manner the person reasonable believed to be in, or not opposed to, the best interests of the company, and with respect to any criminal action if they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of such corporation, however, indemnification is generally limited to attorneys’ fees and other expenses actually and reasonably incurred and is not available if such person is adjudged to be liable to such corporation unless the court determines that indemnification is appropriate.
      As permitted by the DGCL, our restated and amended certificate of incorporation, as amended, includes a provision that eliminates the personal liability of our directors to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	under section 174 of the DGCL regarding unlawful dividends and stock purchases; or

•	for any transaction for which the director derived an improper personal benefit.
      As permitted by DGCL, our restated and amended certificate of incorporation, as amended, provides that:

•	we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law, subject to very limited exceptions;

•	we may indemnify our other employees and agents to the fullest extent permitted by Delaware law, subject to very limited exceptions;

•	we are required to advance expenses as incurred, to our directors and officers in connection with a legal proceeding to the fullest extent permitted by DGCL, subject to very limited exceptions;

•	we may advance expenses, as incurred, to our employees and agents in connection with a legal proceeding; and

•	the rights conferred in our certificate of incorporation are not exclusive.
      The indemnification provisions in our restated and amended certificate of incorporation, as amended, may be sufficiently broad to permit indemnification of our directors and officers for liabilities arising under the Securities Act.
      Under Delaware law, corporations also have the power to purchase and maintain insurance for directors, officers, employees and agents. SCC and its subsidiaries are covered by liability insurance policies which indemnify our directors and officers against loss arising from claims by reason of their legal liability for acts as such directors, officers, or trustees, subject to limitations and conditions as set forth in the policies.
      The foregoing discussion of our restated and amended certificate of incorporation, as amended, and Delaware law is not intended to be exhaustive and is qualified in its entirety by such certificate of incorporation or law.

Item 15.	Recent Sales of Unregistered Securities.
      The following is a description of all securities that the registrant has sold within the past three years without registering the securities under the Securities Act.
      In November and December 2004, the registrant satisfied its obligations under a put right exercised by stockholders of SHH for consideration consisting of a combination of cash, the registrant’s common stock and the registrant’s five-year notes bearing interest at an annual rate of 12%. The exercise of the put right also triggered the acceleration of the maturity of certain other promissory notes of the registrant through a payment of cash and the issuance of the same form of five-year notes. The cash paid and common stock and notes issued as a result of these transactions were as follows:

Name	Cash	Shares	Five-Year Notes

Patrick T. Manning	$460,458	135,474	$365,831
James D. Manning	$660,649	218,357	$2,124,633
Joseph P. Harper, Sr.	$1,045,764	345,437	$3,020,201
Maarten D. Hemsley	$208,397	—	$207,504
Joseph P. Harper, Jr.	$102,023	142,339	$139,772
Robert M. Davies	$166,876	—	$518,641
Linda Manning	$427,568	262,179	$1,058,619
Terry Williamson	$101,708	68,660	$226,644
Karen Williamson	$101,708	68,660	$226,644
Jeffrey Manning	$313,312	192,118	$775,732
Brian Manning	$215,382	132,069	$533,267
Anthony Colombo	$124,633	121,521	$271,822
Kevin Manning	$116,508	85,861	$230,783
Julie Crump	$63,775	21,953	—
NASCIT	$166,876	—	$1,404,758
      In so doing, the registrant relied on the provisions of Section 4(2) of the Securities Act in claiming exemption for the offering, sale and delivery of such securities from registration under the Securities Act.

Item 16.	Exhibits and Financial Statement Schedules.
      (a) The following exhibits are filed herewith:

Number		Exhibit Title

1	.1*	Form of Underwriting Agreement.
2.1		Asset Purchase Agreement, dated September 23, 2002, by and among Texas Sterling Construction, L.P. (“TSC”), Kinsel Industries, Inc. and Tracks of Texas, Inc. (incorporated by reference to Exhibit 10.4 to SCC’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2002 (SEC File No. 000-19450)).
3.1		Restated and Amended Certificate of Incorporation of Oakhurst Company, Inc. (“OCI”), dated as of September 25, 1995.
3.2		Certificate of Amendment of the Certificate of Incorporation of OCI, dated as of November 12, 2001.
3.3		Bylaws of OCI (incorporated by reference to Exhibit 3.2 to OCI’s Annual Report on Form 10-K for the fiscal year ended February 28, 1998, filed on May 29, 1998 (SEC File No. 000-19450)).
4.1		Certificate of Designations of OCI’s Series A Junior Participating Preferred Stock, dated as of February 10, 1998 (incorporated by reference to Exhibit 4.2 to OCI’s Annual Report on Form 10-K, filed on May 29, 1998 (SEC File No. 000-19450)).
4.2		Warrant to Purchase Common Stock of Sterling Construction Company, Inc. (“SCC”), dated as of March 31, 2003, issued to KTI, Inc.
4.3		Rights Agreement, dated as of December 29, 1998, by and between OCI and American Stock Transfer and Trust Company, including the form of Series A Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to Exhibit 99.1 to OCI’s Registration Statement on Form 8-A12G, filed on January 5, 1999 (SEC File No. 000-19450)).
4.4		Form of Common Stock Certificate of Sterling Construction Company, Inc. (incorporated by reference to Exhibit 4.5 to SCC’s Form 8-A filed on January 11, 2006 (SEC File No. 011-31993).
5.1		Opinion of Andrews Kurth LLP.
10	.1#	Oakhurst Capital, Inc. 1994 Omnibus Stock Plan, with form of option agreement.
10	.2#	Oakhurst Capital, Inc. 1994 Omnibus Stock Plan, as amended through December 18, 1998, (incorporated by reference to Exhibit 10.21 to OCI’s Annual Report on Form 10-K, filed on June 1, 1999 (SEC File No. 000-19450)).
10	.3#	Oakhurst Capital, Inc. 1994 Non-Employee Director Stock Option Plan, with form of option agreement.
10	.4#	OCI 1998 Stock Incentive Plan.
10	.5#	Form of Stock Incentive Agreements under OCI’s 1998 Stock Incentive Plan (incorporated by reference to Exhibit 10.51 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.6#	OCI 2001 Stock Incentive Plan.
10	.7#	Form of Stock Option Agreements under OCI 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.52 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.8#	Form of Employee Stock Option Agreement, dated as of August 29, 1991, by and between Hallwood Holdings Incorporated (n/k/a SCC) and certain of its directors and officers.
10	.9#	Employment Agreement, dated as of May 1, 2000, by and between Steel City Products, Inc. (“Steel City Products”) and Terrance W. Allan (incorporated by reference to Exhibit 10.25 to OCI’s Annual Report on Form 10-K for the fiscal year ended February 28, 2001, filed on July 13, 2001 (SEC File No. 000-19450)).
10	.10#	Amendment No. 1, dated as of October 17, 2002, to the Employment Agreement, dated as of May 1, 2000, by and between Steel City Products and Terrance W. Allan.

Number		Exhibit Title

10	.11#	Amendment No. 2, dated as of May 24, 2004, to the Employment Agreement, dated as of May 1, 2000, by and between Steel City Products and Terrance W. Allan.
10	.12#	Employment Agreement, dated as of July 18, 2004, by and between Patrick T. Manning, SCC and Sterling Houston Holdings, Inc. (“SHH”) (incorporated by reference to Exhibit 99.1 to SCC’s Current Report on Form 8-K, dated as of March 23, 2005, filed on March 28, 2005 (SEC File No. 001-31993)).
10	.13#	Employment Agreement, dated as of July 18, 2004, by and between Joseph P. Harper, Sr., SCC and SHH (incorporated by reference to Exhibit 99.2 to SCC’s Current Report on Form 8-K, dated as of March 23, 2005, filed on March 28, 2005 (SEC File No. 001-31993)).
10	.14#	Employment Agreement, dated as of July 13, 2005, by and between Maarten D. Hemsley and SCC (incorporated by reference to Exhibit 10.1 to SCC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 7, 2005 (SEC File No. 001-31993)).
10	.15#	Summary of Compensation for Non-Employee Directors of SCC.
10	.16#	Put Exercise Notice, dated July 16, 2004, by SCC to the Stockholders of SHH (incorporated by reference to Exhibit 10.1 to SCC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 13, 2004 (SEC File No. 001-31993)).
10	.17#	Put Payment Letter Agreement, dated as of July 16, 2004, by and between SCC and certain stockholders of SHH.
10	.18#	Promissory Note, dated as of November 13, 2004, issued by SCC to Patrick T. Manning (incorporated by reference to Exhibit 10.44 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.19#	Promissory Note, dated as of November 13, 2004, issued by SCC to Joseph P. Harper, Sr. (incorporated by reference to Exhibit 10.45 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.20#	Promissory Note, dated as of December 22, 2004, issued by SCC to Patrick T. Manning (incorporated by reference to Exhibit 10.46 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.21#	Promissory Note, dated as of December 22, 2004, issued by SCC to Joseph P. Harper, Sr. (incorporated by reference to Exhibit 10.47 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.22#	Promissory Note, dated as of December 22, 2004, issued by SCC to Robert M. Davies (incorporated by reference to Exhibit 10.48 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.23#	Promissory Note, dated as of December 22, 2004, issued by SCC to Maarten D. Hemsley (incorporated by reference to Exhibit 10.49 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10.24		Promissory Note, dated as of December 22, 2004 issued by SCC to Hare & Co. AC, nominee of NASCIT (incorporated by reference to Exhibit 10.50 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.25#	Note and Warrant Amendment Agreement, dated as of February 3, 2005, by and between SCC, Hare & Co. A/ C Bank of New York, and the holders of certain promissory notes issued by SCC.
10.26		Oakhurst Group Tax Sharing Agreement, dated as of July 18, 2001, by and among OCI, Sterling Construction Company, Steel City Products and such other companies set forth on Schedule A thereto (incorporated by reference to Exhibit 10.28 to SCC’s Transition Report on Form 10-K for the ten months ended December 31, 2001, filed on April 8, 2002 (SEC File No. 000-19450)).
10.27		Third Amended and Restated Revolving Credit Loan Agreement, dated as of December 23, 2004, by and between Comerica Bank and TSC.

Number		Exhibit Title

10.28		Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products (incorporated by reference to Exhibit 10.1 to OCI’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2001, filed on August 16, 2001 (SEC File No. 000- 19450)).
10.29		Amendment, dated as of September 12, 2001, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products (incorporated by reference to Exhibit 10.3 to OCI’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2001, filed on October 22, 2001 (SEC File No. 000-19450)).
10.30		Second Amendment, dated as of December 13, 2001, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products (incorporated by reference to Exhibit 10.35 to SCC’s Transition Report on Form 10-K for the ten months ended December 31, 2002, filed on April 8, 2002 (SEC File No. 000-19450)).
10.31		Third Amendment, dated as of June 27, 2002, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.32		Fourth Amendment, dated as of September 25, 2002, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.33		Fifth Amendment, dated as of November 30, 2002, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.34		Sixth Amendment, dated as of January 15, 2003, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.35		Seventh Amendment to Credit Agreement and Waiver, dated as of November 6, 2003, by and between Steel City Products and National City Bank of Pennsylvania.
10.36		Eighth Amendment to Credit Agreement, dated as of September 17, 2004, by and between Steel City Products and National City Bank of Pennsylvania.
10.37		Ninth Amendment to Credit Agreement, dated as of December 21, 2004, by and between Steel City Products and National City Bank of Pennsylvania.
10.38		Tenth Amendment to Credit Agreement, dated as of April 18, 2005, by and between Steel City Products and National City Bank of Pennsylvania.
10.39		Eleventh Amendment to Credit Agreement and Note, dated as of June 3, 2005, by and between Steel City Products and National City Bank of Pennsylvania.
10.40		Twelfth Amendment to Credit Agreement, dated as of September 14, 2005, by and between National City Bank of Pennsylvania and Steel City Products.
10.41		Lease Agreement, dated November 21, 2000, between SPEDD, Inc. and Steel City Products (incorporated by reference to Exhibit 10.24 to OCI’s Annual Report on 10-K405 for the fiscal year ended February 28, 2001, filed on July 13, 2001 (SEC File No. 000-19450)).
10	.42#	Amendment No. 1 to Executive Employment Agreement, dated November 2, 2005, by and between Patrick T. Manning, SCC, Sterling General, Inc. and SHH.
10	.43#	Amendment No. 1 to Executive Employment Agreement, dated November 2, 2005, by and between Joseph P. Harper, Sr., SCC, Sterling General, Inc. and SHH.
10	.44#	Form of Warrant to Purchase Common Stock of SCC (including schedule of grantees).
10	.45#	Note Prepayment Agreement, dated as of December 27, 2005, by and between SCC and certain of its noteholders named therein (incorporated by reference to Exhibit 10.1 to SCC’s Current Report on Form 8-K, dated as of December 27, 2005, filed on December 27, 2005 (SEC File No. 001-31993)).
10	.46#	Termination Agreement, dated as of December 30, 2005, by and between SCC and certain of its noteholders named therein (incorporated by reference to Exhibit 10.1 to SCC’s Current Report on Form 8-K, dated as of December 30, 2005, filed on January 3, 2006 (SEC File No. 001-31993)).
21		Subsidiaries of SCC.
23.1		Consent of Grant Thornton LLP.

Number	Exhibit Title

23.2	Consent of Andrews Kurth LLP (included in Exhibit 5.1).
24.1	Power of Attorney.
99.1	Consent of Milton L. Scott

#	Management contract or compensatory plan or arrangement.

*	Filed herewith.

Item 17.	Undertakings.
      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
      The undersigned Registrant hereby undertakes that:
      (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
      (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on this 12th day of January, 2006.

STERLING CONSTRUCTION COMPANY, INC.

By:	/s/ Patrick T. Manning

Name: Patrick T. Manning
Title: Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Patrick T. Manning Patrick T. Manning		Chairman of the Board of Directors; Chief Executive Officer (Principal Executive Officer)	January 12, 2006

/s/ Joseph P. Harper, Sr. Joseph P. Harper, Sr.		President & Chief Operating Officer; Director	January 12, 2006

/s/ Maarten D. Hemsley Maarten D. Hemsley		Chief Financial Officer; Director (Principal Financial and Accounting Officer)	January 12, 2006

* John D. Abernathy		Director	January 12, 2006

Milton L. Scott		Director	January 12, 2006

* Robert W. Frickel		Director	January 12, 2006

* Christopher H. B. Mills		Director	January 12, 2006

* David R. A. Steadman		Director	January 12, 2006

*By:	/s/ Joseph P. Harper, Sr. Joseph P. Harper, Sr. Attorney-in-fact

EXHIBIT INDEX

Number		Exhibit Title

1	.1*	Form of Underwriting Agreement.
2.1		Asset Purchase Agreement, dated September 23, 2002, by and among Texas Sterling Construction, L.P. (“TSC”), Kinsel Industries, Inc. and Tracks of Texas, Inc. (incorporated by reference to Exhibit 10.4 to SCC’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2002 (SEC File No. 000-19450)).
3.1		Restated and Amended Certificate of Incorporation of Oakhurst Company, Inc. (“OCI”), dated as of September 25, 1995.
3.2		Certificate of Amendment of the Certificate of Incorporation of OCI, dated as of November 12, 2001.
3.3		Bylaws of OCI (incorporated by reference to Exhibit 3.2 to OCI’s Annual Report on Form 10-K for the fiscal year ended February 28, 1998, filed on May 29, 1998 (SEC File No. 000-19450)).
4.1		Certificate of Designations of OCI’s Series A Junior Participating Preferred Stock, dated as of February 10, 1998 (incorporated by reference to Exhibit 4.2 to OCI’s Annual Report on Form 10-K, filed on May 29, 1998 (SEC File No. 000-19450)).
4.2		Warrant to Purchase Common Stock of Sterling Construction Company, Inc. (“SCC”), dated as of March 31, 2003, issued to KTI, Inc.
4.3		Rights Agreement, dated as of December 29, 1998, by and between OCI and American Stock Transfer and Trust Company, including the form of Series A Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to Exhibit 99.1 to OCI’s Registration Statement on Form 8-A12G, filed on January 5, 1999 (SEC File No. 000-19450)).
4.4		Form of Common Stock Certificate of Sterling Construction Company, Inc. (incorporated by reference to Exhibit 4.5 to SCC’s Form 8-A filed on January 11, 2006 (SEC File No. 011-31993).
5.1		Opinion of Andrews Kurth LLP.
10	.1#	Oakhurst Capital, Inc. 1994 Omnibus Stock Plan, with form of option agreement.
10	.2#	Oakhurst Capital, Inc. 1994 Omnibus Stock Plan, as amended through December 18, 1998, (incorporated by reference to Exhibit 10.21 to OCI’s Annual Report on Form 10-K, filed on June 1, 1999 (SEC File No. 000-19450)).
10	.3#	Oakhurst Capital, Inc. 1994 Non-Employee Director Stock Option Plan, with form of option agreement.
10	.4#	OCI 1998 Stock Incentive Plan.
10	.5#	Form of Stock Incentive Agreements under OCI’s 1998 Stock Incentive Plan (incorporated by reference to Exhibit 10.51 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.6#	OCI 2001 Stock Incentive Plan.
10	.7#	Form of Stock Option Agreements under OCI 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.52 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.8#	Form of Employee Stock Option Agreement, dated as of August 29, 1991, by and between Hallwood Holdings Incorporated (n/k/a SCC) and certain of its directors and officers.
10	.9#	Employment Agreement, dated as of May 1, 2000, by and between Steel City Products, Inc. (“Steel City Products”) and Terrance W. Allan (incorporated by reference to Exhibit 10.25 to OCI’s Annual Report on Form 10-K for the fiscal year ended February 28, 2001, filed on July 13, 2001 (SEC File No. 000-19450)).
10	.10#	Amendment No. 1, dated as of October 17, 2002, to the Employment Agreement, dated as of May 1, 2000, by and between Steel City Products and Terrance W. Allan.
10	.11#	Amendment No. 2, dated as of May 24, 2004, to the Employment Agreement, dated as of May 1, 2000, by and between Steel City Products and Terrance W. Allan.

Number		Exhibit Title

10	.12#	Employment Agreement, dated as of July 18, 2004, by and between Patrick T. Manning, SCC and Sterling Houston Holdings, Inc. (“SHH”) (incorporated by reference to Exhibit 99.1 to SCC’s Current Report on Form 8-K, dated as of March 23, 2005, filed on March 28, 2005 (SEC File No. 001-31993)).
10	.13#	Employment Agreement, dated as of July 18, 2004, by and between Joseph P. Harper, Sr., SCC and SHH (incorporated by reference to Exhibit 99.2 to SCC’s Current Report on Form 8-K, dated as of March 23, 2005, filed on March 28, 2005 (SEC File No. 001-31993)).
10	.14#	Employment Agreement, dated as of July 13, 2005, by and between Maarten D. Hemsley and SCC (incorporated by reference to Exhibit 10.1 to SCC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 7, 2005 (SEC File No. 001-31993)).
10	.15#	Summary of Compensation for Non-Employee Directors of SCC.
10	.16#	Put Exercise Notice, dated July 16, 2004, by SCC to the Stockholders of SHH (incorporated by reference to Exhibit 10.1 to SCC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 13, 2004 (SEC File No. 001-31993)).
10	.17#	Put Payment Letter Agreement, dated as of July 16, 2004, by and between SCC and certain stockholders of SHH.
10	.18#	Promissory Note, dated as of November 13, 2004, issued by SCC to Patrick T. Manning (incorporated by reference to Exhibit 10.44 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.19#	Promissory Note, dated as of November 13, 2004, issued by SCC to Joseph P. Harper, Sr. (incorporated by reference to Exhibit 10.45 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.20#	Promissory Note, dated as of December 22, 2004, issued by SCC to Patrick T. Manning (incorporated by reference to Exhibit 10.46 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.21#	Promissory Note, dated as of December 22, 2004, issued by SCC to Joseph P. Harper, Sr. (incorporated by reference to Exhibit 10.47 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.22#	Promissory Note, dated as of December 22, 2004, issued by SCC to Robert M. Davies (incorporated by reference to Exhibit 10.48 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.23#	Promissory Note, dated as of December 22, 2004, issued by SCC to Maarten D. Hemsley (incorporated by reference to Exhibit 10.49 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10.24		Promissory Note, dated as of December 22, 2004 issued by SCC to Hare & Co. AC, nominee of NASCIT (incorporated by reference to Exhibit 10.50 to SCC’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 29, 2005 (SEC File No. 001-31993)).
10	.25#	Note and Warrant Amendment Agreement, dated as of February 3, 2005, by and between SCC, Hare & Co. A/ C Bank of New York, and the holders of certain promissory notes issued by SCC.
10.26		Oakhurst Group Tax Sharing Agreement, dated as of July 18, 2001, by and among OCI, Sterling Construction Company, Steel City Products and such other companies set forth on Schedule A thereto (incorporated by reference to Exhibit 10.28 to SCC’s Transition Report on Form 10-K for the ten months ended December 31, 2001, filed on April 8, 2002 (SEC File No. 000-19450)).
10.27		Third Amended and Restated Revolving Credit Loan Agreement, dated as of December 23, 2004, by and between Comerica Bank and TSC.
10.28		Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products (incorporated by reference to Exhibit 10.1 to OCI’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2001, filed on August 16, 2001 (SEC File No. 000- 19450)).

Number		Exhibit Title

10.29		Amendment, dated as of September 12, 2001, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products (incorporated by reference to Exhibit 10.3 to OCI’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2001, filed on October 22, 2001 (SEC File No. 000-19450)).
10.30		Second Amendment, dated as of December 13, 2001, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products (incorporated by reference to Exhibit 10.35 to SCC’s Transition Report on Form 10-K for the ten months ended December 31, 2002, filed on April 8, 2002 (SEC File No. 000-19450)).
10.31		Third Amendment, dated as of June 27, 2002, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.32		Fourth Amendment, dated as of September 25, 2002, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.33		Fifth Amendment, dated as of November 30, 2002, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.34		Sixth Amendment, dated as of January 15, 2003, to Credit Agreement, dated as of July 13, 2001, by and between National City Bank of Pennsylvania and Steel City Products.
10.35		Seventh Amendment to Credit Agreement and Waiver, dated as of November 6, 2003, by and between Steel City Products and National City Bank of Pennsylvania.
10.36		Eighth Amendment to Credit Agreement, dated as of September 17, 2004, by and between Steel City Products and National City Bank of Pennsylvania.
10.37		Ninth Amendment to Credit Agreement, dated as of December 21, 2004, by and between Steel City Products and National City Bank of Pennsylvania.
10.38		Tenth Amendment to Credit Agreement, dated as of April 18, 2005, by and between Steel City Products and National City Bank of Pennsylvania.
10.39		Eleventh Amendment to Credit Agreement and Note, dated as of June 3, 2005, by and between Steel City Products and National City Bank of Pennsylvania.
10.40		Twelfth Amendment to Credit Agreement, dated as of September 14, 2005, by and between National City Bank of Pennsylvania and Steel City Products.
10.41		Lease Agreement, dated November 21, 2000, between SPEDD, Inc. and Steel City Products (incorporated by reference to Exhibit 10.24 to OCI’s Annual Report on 10-K405 for the fiscal year ended February 28, 2001, filed on July 13, 2001 (SEC File No. 000-19450)).
10	.42#	Amendment No. 1 to Executive Employment Agreement, dated November 2, 2005, by and between Patrick T. Manning, SCC, Sterling General, Inc. and SHH.
10	.43#	Amendment No. 1 to Executive Employment Agreement, dated November 2, 2005, by and between Joseph P. Harper, Sr., SCC, Sterling General, Inc. and SHH.
10	.44#	Form of Warrant to Purchase Common Stock of SCC (including schedule of grantees).
10	.45#	Note Prepayment Agreement, dated as of December 27, 2005, by and between SCC and certain of its noteholders named therein (incorporated by reference to Exhibit 10.1 to SCC’s Current Report on Form 8-K, dated as of December 27, 2005, filed on December 27, 2005 (SEC File No. 001-31993)).
10	.46#	Termination Agreement, dated as of December 30, 2005, by and between SCC and certain of its noteholders named therein (incorporated by reference to Exhibit 10.1 to SCC’s Current Report on Form 8-K, dated as of December 30, 2005, filed on January 3, 2006 (SEC File No. 001-31993)).
21		Subsidiaries of SCC.
23.1		Consent of Grant Thornton LLP.
23.2		Consent of Andrews Kurth LLP (included in Exhibit 5.1).
24.1		Power of Attorney.
99.1		Consent of Milton L. Scott

#	Management contract or compensatory plan or arrangement.

*	Filed herewith.